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                                                                    Exhibit 23.3



                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

        As certified public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated December 30, 1996 on the financial statements of Tygart Moulding Corporation included in The Eastwind Group, Inc.'s Form 8-K/A (pages F-1 through F-20) filed on March 17, 1997.


                                /s/ Hantzmon, Wiebel & Company

Charlottesville, Virginia
August 28, 1997